UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 12, 2018

CAPITOL FEDERAL FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-34814	27-2631712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Kansas Avenue Topeka, Kansas 66603
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(785) 235-1341

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
The Registrant's press release dated October 17, 2018, announcing a quarterly cash dividend of $0.085 per share on outstanding Capitol Federal Financial, Inc. common stock payable on November 16, 2018, to stockholders of record as of the close of business on November 2, 2018, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS
The Registrant's press release dated October 12, 2018, announcing that the annual meeting of stockholders will be held on Tuesday, January 22, 2019, 10:00 a.m. local time at the Bradbury Thompson Center, 1700 S.W. Jewell, located on the Washburn University Campus, in Topeka, Kansas, is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The voting record date is November 30, 2018.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
Exhibit 99.1 - Press release announcing quarterly dividend dated October 17, 2018
Exhibit 99.2 - Press release announcing annual meeting of stockholders dated October 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL FEDERAL FINANCIAL, INC.
Date: October 17, 2018	By: /s/ Kent G. Townsend

Kent G. Townsend, Executive Vice-President,
Chief Financial Officer, and Treasurer